Baird MidCap Fund

Trading Symbols:
BMDSX – Investor Class Shares
BMDIX – Institutional Class Shares

Summary Prospectus
May 1, 2021

Before you invest, you may want to review the Baird MidCap Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2021, are incorporated by reference into this summary prospectus.
As of January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail. Instead, the reports will be made available on the Fund’s website. You will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time.

Investment Objective
The investment objective of the Fund is to provide long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.07%	0.82%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$109	$340	$590	$1,306
Institutional Class Shares	$84	$262	$455	$1,014

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of U.S. and foreign mid-capitalization companies, principally common stocks, preferred stocks, securities convertible into common stocks and American Depositary Receipts (“ADRs”) that are traded on major U.S. exchanges. Although the Fund principally invests in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and ADRs) of foreign companies. The Fund defines mid-capitalization companies as those companies with a market capitalization within the range of companies in the Russell Midcap® Growth Index at the time of investment.

When analyzing equity securities to be purchased by the Fund, Robert W. Baird & Co. Incorporated (the “Advisor”) emphasizes a company’s growth prospects. The Fund’s investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while controlling risk.

The Fund seeks a portfolio comprised of companies which reflect “PRIME” growth factors. These factors are analyzed as part of the Advisor’s investment process and are represented in the following ways:

•Durable Profitability. Companies with attractive margins and favorable margin trends can drive superior earnings growth.

•Sustainable Revenue Growth. Solid barriers to entry, favorable pricing and demonstrated product/service track record can aid top-line prospects.

•Favorable Industry dynamics.

•Management strength and integrity is a critical element of a high quality company. Growth, profitability and shareholder returns provide insight into management effectiveness. The Advisor seeks companies with management that position their company’s balance sheet to be a source of strength.

•Understanding market Expectations of a company is important in assessing risk/return opportunities.

The Advisor believes an analysis of these PRIME factors yields insights to the competitive strength of a business model.

The Advisor applies the following strategies when purchasing securities for the Fund’s portfolio:

•Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.

•Setting sector limits at the greater of 30% of the Fund’s total assets or double the weighting of the Russell Midcap® Growth Index in any one sector, as defined by such index.

•Typically holding the securities of fewer than 60 companies with exposure to at least 20 industries.

•Seeking securities whose growth prospects, in the Advisor’s opinion, are not reflected in their current stock prices.

•Limiting the size of any one new position. No security will represent more than 5% of the Fund’s total assets at the time of purchase.

•    Leveraging key tools, such as the Advisor’s proprietary tier-board, which provides a visual representation of portfolio positions and enables discussion on relative weights of underlying positions.

The Advisor may sell a security due to achievement of valuation targets, significant change in the initial investment premise or fundamental deterioration.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. The U.S. and international markets have recently experienced extreme price volatility and reduced liquidity. Continuing market problems may have adverse effects on the Fund.

Growth-Style Investing Risks
Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style. Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Mid-Capitalization Risks
Mid-capitalization stocks are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU agreed to a trade deal in December 2020, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes is difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political, social and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a global health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, reduced consumer spending, and fiscal, monetary and other government policy responses. The impact of the COVID-19 pandemic may last for an extended period of time.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception period compare with those of a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2020	29.44%
Worst quarter:	1st quarter 2020	-19.30%

Average Annual Total Returns as of December 31, 2020
	1 Year	5 Years	10 Years	Since Inception (12/29/00)
Institutional Class
Return Before Taxes	34.81%	19.31%	14.81%	9.41%
Return After Taxes on Distributions	31.76%	17.88%	13.91%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	22.29%	15.42%	12.28%	7.85%
Investor Class
Return Before Taxes	34.32%	18.98%	14.52%	9.14%
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%	8.91%

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Charles F. Severson, CFA	2000	Senior Portfolio Manager for Baird Equity Asset Management and Managing Director of the Advisor
Kenneth M. Hemauer, CFA	2010	Senior Portfolio Manager for Baird Equity Asset Management and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442-2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon the withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.